--------------------------------------------------------------------------------
                                  T. Rowe Price
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                                Semiannual Report
                   Florida Insured Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                 August 31, 1998
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REPORT HIGHLIGHTS
================================================================================

FLORIDA INSURED INTERMEDIATE TAX-FREE FUND

* The fund's 6- and 12-month returns exceeded our Lipper peer group average, aided by portfolio management decisions and below-average expenses.

*    Low  inflation,   budget  surpluses,  and  cash  flows  into  fixed  income
     investments boosted the municipal bond market nationwide and in Florida during the past six months.

* Florida's economy continued to show remarkable strength, with employment and personal income growth well above the national rate.

* Municipal prices rose and yields declined, but tax-exempt perform-ance was not as strong as that of Treasuries, which attracted investors concerned about global turmoil. * Long-term municipal securities offer good value compared with their taxable counterparts, which should continue to reward shareholders over time.

FELLOW SHAREHOLDERS

     Low inflation, budget surpluses at the federal and state levels, and asset shifts toward fixed income investments aided the municipal market during the six months ended August 31. Your fund benefited from this environment, and outperformed its peer group average for the past 6- and 12-month periods, a reflection of our portfolio management decisions and below-average expenses.

MARKET ENVIRONMENT

     Municipal bond prices rose during the past six months, and yields across the maturity spectrum fell as a result. Intermediate-term muni-cipal bonds generated returns in line with their coupon income plus moderate appreciation. The performance of tax-exempt securities exceeded most asset classes but was not as strong as the Treasury market, which further solidified its position as the safe haven for global investors seeking a refuge from problems in Asia, Russia, and Latin America. U.S. tax-exempt bonds appeal to a smaller, strictly domestic audience. A near-record supply of tax-exempt bond issues also constrained the municipal market throughout the year, while Treasury issuance continued to fall.

     [ line chart shown here, compares yields on 30-year AAA GO munis, 5-year AAA GOs, and 1-year MIG1 Note from 8/97 through 8/98]

     The gap between yields on municipal and Treasury securities continued to narrow, making tax-exempt investments particularly attractive compared with Treasuries. The 30-year AAA general obligation bond yield fell 15 basis points from the end of February through August 31. By comparison, the bellwether 30-year Treasury yield declined 60 basis points. Therefore, when income taxes are considered, municipal securities yield substantially more than many other fixed income investments. Florida bonds generally followed national market trends.

================================================================================
PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION EXPECTED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors and participants, and we are taking steps to make modifications where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party software and hardware vendors can send, receive, and process files and transactions accurately. T. Rowe Price will participate in this industry-wide effort.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

     The Florida economy continued to show remarkable strength. One-year employment growth as of July was a strong 4%, well above the national average of 2.4%. Given the state's large employment base, these numbers are particularly impressive. Trade and services account for more than half of Florida's employment, and both sectors are expected to grow through 1999. Construction and tourism, important elements of the state's economy, fueled employment growth as well. Real personal income for the first quarter of 1998 rose 1.9%, compared with 1.6% for the nation as a whole.

     Florida's growth has bolstered state revenues, which increased about 7.2% in 1997, and continue to exceed estimates in fiscal year 1998. As a result, the state has been able to accumulate reserves now totaling 16% of general fund revenues in addition to funding a growing budget stabilization reserve. Additionally, the settlement of a state lawsuit against the tobacco companies seeking compensation for the state's outlays for medical care due to smoking-related illnesses is expected to bring in $11.3 billion over 25 years. Much of the settlement will be used to augment state health- and education-related projects. Currently, Florida maintains general obligation bond ratings of Aa2 from Moody's Investors Service, AA+ from Standard & Poor's, and AA from Fitch IBCA.

PERFORMANCE AND STRATEGY REVIEW

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/98                        6 Months       12 Months
--------------------------------------------------------------------------------
Florida Insured Intermediate
Tax-Free Fund                                   3.02%           7.15%

Lipper Florida Intermediate
Municipal Debt Funds Average                    2.81            6.98
================================================================================

     The fund provided a solid total return of 3.02% for the six-month period, which exceeded the Lipper Florida Intermediate Municipal Debt Funds Average. The performance reflected income of $0.23 per share and a $0.09 increase in share price. For the past 12 months, the return of 7.15% was generated by income of $0.46 per share and $0.28 of price appreciation, and again exceeded its peer group. Our duration strategy over the past six months ranged from neutral to long, reflecting our belief that bonds are attractive relative to stock dividend yields, inflation, and global interest rates. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of six years would fall or rise about 6% in price in response to a one-percentage-point rise or fall in interest rates.) We extended our duration when trading opportunities arose. Maintaining a longer duration helped performance by providing a higher yield and greater principal appreciation as interest rates fell.

==============================
Maintaining a longer  duration
helped      performance     by
providing  a higher  yield and
greater principal appreciation
 . . .
------------------------------

     Our credit strategy remained relatively conservative. While exposure to hospital obligations had increased during the prior period, it remained unchanged at 9% of assets over the past six months. Strong demand for Florida bonds causes insured bonds with weaker underlying credit characteristics to trade at relatively expensive levels, so we have focused on bonds with better underlying quality. As a result, our largest holdings continue to be bonds backed by dedicated tax revenues and general obligation bonds. As in the past, occasional supply and demand imbalances provided opportunities to pursue other sectors of the market and increase the yield of the fund.

OUTLOOK

     Federal Reserve Chairman Alan Greenspan recently implied that the Fed's next move could well be a lowering of key short-term rates in the face of turmoil overseas. Just weeks before, it was widely antici-pated that the Fed was leaning toward a possible interest rate hike because of concerns about tight labor markets and wage pressures.

     We believe the rate of domestic economic growth will slow through the remainder of the year. Exports may fall further because of weak international markets and the strong dollar, and consumer spending could decline in the aftermath of the correction in stock prices. Commodity prices have also been under pressure, further restraining inflation. In this environment, the trend toward lower overall interest rates should remain intact.

     We expect municipal securities to remain undervalued compared with Treasuries until demand catches up with heavy supply, which could accelerate in the fall following the pattern of recent years. However, investors should eventually recognize the attractive yields available in the municipal market compared with taxable yields, and rising demand would benefit municipal bond investors over the long term.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee

September 22, 1998

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics
                                                           2/28/98      8/31/98
--------------------------------------------------------------------------------
Price Per Share ......................................      $10.75       $10.84
Dividends Per Share
     For 6 months ....................................        0.23         0.23
     For 12 months ...................................        0.46         0.46
Dividend Yield *
     For 6 months ....................................        4.38%        4.32%
     For 12 months ...................................        4.44         4.40
30-Day Standardized Yield ............................        3.63         3.74
Weighted Average Maturity (years) ....................         7.5          8.2
Weighted Average Effective Duration (years) ..........         5.5          5.7
Weighted Average Quality ** ..........................          AA           AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR Diversification
                                                         Percent of   Percent of
                                                         Net Assets   Net Assets
                                                            2/28/98      8/31/98
--------------------------------------------------------------------------------
Dedicated Tax Revenue ................................          21%          19%
General Obligation - Local ...........................          15           16
Water and Sewer Revenue ..............................           8           11
Air and Sea Transportation Revenue ...................           7           10
Electric Revenue .....................................           8            9
Hospital Revenue .....................................           9            9
Solid Waste Revenue ..................................           3            5
Ground Transportation Revenue ........................           6            4
Lease Revenue ........................................           5            4
Life Care/Nursing Home Revenue .......................           3            3
Housing Finance Revenue ..............................           2            2
Escrowed to Maturity .................................           2            2
Prerefunded Bonds ....................................           5            2
Nuclear Revenue ......................................           2            2
All Other ............................................           3          --
Other Assets Less Liabilities ........................           1            2
--------------------------------------------------------------------------------
Total ................................................         100%         100%
================================================================================

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Florida Insured Intermediate Tax-Free Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 8/31/98         1 Year   3 Years   5 Years   Inception        Date
--------------------------------------------------------------------------------
Florida Insured
Intermediate Tax-Free Fund     7.15%     5.83%     5.43%       6.04%     3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                       6 Months             Year                                                         3/31/93
                                          Ended            Ended                                                         Through
                                        8/31/98          2/28/98         2/28/97         2/29/96         2/28/95         2/28/94
NET ASSET VALUE
Beginning of period ..............   $    10.75       $    10.52      $    10.61      $    10.14      $    10.30      $    10.00
Investment activities
      Net investment income ......         0.23*            0.46*           0.46*           0.47*           0.43*           0.37*
      Net realized and
      unrealized gain (loss) .....         0.09             0.23           (0.07)           0.47           (0.14)           0.31
      Total from
      investment activities ......         0.32             0.69            0.39            0.94            0.29            0.68
Distributions
      Net investment income ......        (0.23)           (0.46)          (0.46)          (0.47)          (0.43)          (0.37)
      Net realized gain ..........         --               --             (0.02)           --             (0.02)          (0.01)
      Total distributions ........        (0.23)           (0.46)          (0.48)          (0.47)          (0.45)          (0.38)
NET ASSET VALUE
End of period ....................   $    10.84       $    10.75      $    10.52      $    10.61      $    10.14      $    10.30
Ratios/Supplemental Data
Total return^ ....................         3.02%*           6.71%*          3.81%*          9.41%*          3.01%*          6.84%*
Ratio of expenses to
average net assets ...............         0.60%*+          0.60%*          0.60%*          0.60%*          0.60%*          0.60%*+
Ratio of net investment
income to average
net assets .......................         4.28%*+          4.35%*          4.39%*          4.47%*          4.38%*          3.57%*+
Portfolio turnover rate ..........         17.1%            25.0%           75.8%           98.7%          140.5%           70.6%+
Net assets, end of period
(in thousands) ...................   $   89,648       $   90,941      $   78,783      $   67,260      $   51,922      $   37,868

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
*    Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 1998

================================================================================
Statement of Net Assets
                                                                    Par    Value
--------------------------------------------------------------------------------
                                                                    In thousands

FLORIDA  89.1%
Brevard County HFA, Holmes Regional Medical Center
                5.20%, 10/1/05 (MBIA Insured) ...............   $ 2,000   $2,139
Broward County Airport, 5.25%, 10/1/10 (MBIA Insured) * .....     2,000    2,123
Canaveral Port Auth., 5.75%, 6/1/16 (FGIC Insured) * ........     1,000    1,069
Dade County, GO
                7.40%, 6/1/03 (FSA Insured) .................     1,100    1,263
Dade County
        Aviation, 5.40%, 10/1/03 (MBIA Insured) * ...........     1,140    1,214
        Resource Recovery Fac ...............................
                6.00%, 10/1/06 (AMBAC Insured) * ............     2,500    2,787
Dade County Water and Sewer
                5.375%, 10/1/16 (FGIC Insured) ..............     1,500    1,580
Dade County School Dist., GO
                5.50%, 8/1/04 (MBIA Insured) ................     2,000    2,158
                6.00%, 7/15/04 (MBIA Insured) ...............     3,545    3,914
Duval County School Dist., GO
                6.125%, 8/1/04 (AMBAC Insured) ..............     2,000    2,164
Florida Dept. of Corrections, Okeechobee Correctional
                5.80%, 3/1/02 (AMBAC Insured) ...............     1,005    1,069
Florida Division of Bond Fin ................................
        Dept. of Environmental Preservation
                5.50%, 7/1/07 (AMBAC Insured) ...............     2,000    2,172
                6.00%, 7/1/05 (MBIA Insured) ................       500      559
                6.00%, 7/1/06 (MBIA Insured) ................     4,350    4,892
Florida Housing Fin. Agency
        Multi-Family Housing
                5.80%, 2/1/08 ...............................     1,000    1,080
                5.80%, 8/1/08 ...............................     1,000    1,083
Florida Municipal Power Agency
        All Requirements Power Supply
                6.25%, 10/1/21 (AMBAC Insured)
                (Prerefunded 10/1/02+) ......................     1,700    1,885
Florida Turnpike Auth., 5.50%, 7/1/05 (AMBAC Insured) .......     1,000    1,088
Gainesville, Utilities, 6.40%, 10/1/05 ......................     1,500    1,658
Hillsborough County
        Environmentally Sensitive
        Lands Acquisition and Protection
                6.20%, 7/1/05 (AMBAC Insured) ...............   $ 1,485   $1,636
        Improvement Program
                6.00%, 8/1/04 (FGIC Insured) ................     1,895    2,094

Hillsborough County Port Dist., Tampa Port Auth .............
                6.50%, 6/1/04 (FSA Insured) * ...............     2,000    2,239
Hillsborough County School Dist., GO
                7.00%, 8/15/05 (MBIA Insured) ...............     3,700    4,351
Indian Trace Community Dev. Dist ............................
        Water Management
                5.50%, 5/1/06 (MBIA Insured) ................     1,215    1,322
                5.50%, 5/1/07 (MBIA Insured) ................       550      600
Jacksonville, Water and Sewer
                6.00%, 10/1/04 (MBIA Insured)
                (Escrowed to Maturity) ......................     1,845    2,046
Jacksonville Electric Auth., St. John River, 5.00%, 10/1/09 . 2,000 2,064 Jacksonville HFA
        Charity Obligation Group
                5.00%, 8/15/11 (MBIA Insured) ...............       750      780
        Genesis Rehabilitation Hosp .........................
                VRDN (Currently 3.35%) ......................       100      100
Lakeland Electric and Water, 6.50%, 10/1/04 (FGIC Insured) .. 3,755 4,246 Lee County IDA, Bonita Springs Utilities
                5.80%, 11/1/11 (MBIA Insured) * .............     1,325    1,456
Lee County School Board, COP, 6.30%, 8/1/01 (FSA Insured) ... 2,000 2,139 Manatee County, Public Utilities
                6.75%, 10/1/05 (MBIA Insured) ...............     2,000    2,330
Orange County, Public Service Tax
                5.60%, 10/1/07 (FGIC Insured) ...............       500      551
Orlando and Orange County Expressway Auth ...................
        Expressway
                6.50%, 7/1/10 (FGIC Insured) ................     1,000    1,190
                6.50%, 7/1/11 (FGIC Insured) ................     1,000    1,194
Osceola County HFA
        The Evangelical Lutheran Good Samaritan Society
                5.50%, 5/1/03 (AMBAC Insured) ...............       660      704
                5.50%, 5/1/04 (AMBAC Insured) ...............       700      753
                5.50%, 5/1/05 (AMBAC Insured) ...............       735      796
Palm Beach County, GO, 6.875%, 12/1/03 ......................   $   325   $  371
Palm Beach County, Airport
                7.50%, 10/1/00 (MBIA Insured) ...............     1,855    1,973
Pasco County, Solid Waste Disposal and Resource Recovery
                5.75%, 4/1/05 (AMBAC Insured) * .............     1,130    1,230
Pinellas County Water Auth ..................................
                5.50%, 10/1/04 (AMBAC Insured) ..............     2,500    2,705
Reedy Creek Improvement Dist., GO
                6.375%, 6/1/05 (MBIA Insured) ...............       500      536
Tampa, Catholic Health East, 5.25%, 11/15/11 (MBIA Insured) . 3,000 3,186 Venice, Bon Secours Health Systems
                5.40%, 8/15/08 (MBIA Insured) ...............     1,290    1,406
Total Florida (Cost $75,786) ................................    79,895

CALIFORNIA  1.4%
San Francisco Bay Area Rapid Transit
                5.25%, 7/1/18 ...............................     1,250    1,287
Total California (Cost $1,277) ..............................              1,287

GUAM  2.5%
Guam Gov't. Infrastructure, 5.50%, 11/1/05 (AMBAC Insured) ..     2,000    2,187
Total Guam (Cost $2,130) ....................................              2,187

PUERTO RICO  4.7%
Puerto Rico Commonwealth Infrastructure Fin. Auth ...........
                5.00%, 7/1/12 (AMBAC Insured) ...............     2,000    2,070
Puerto Rico Electric Power Auth .............................
                5.25%, 7/1/14 (MBIA Insured) ................     2,000    2,106
Total Puerto Rico (Cost $4,033) .............................              4,176

Total Investments in Securities
97.7% of Net Assets (Cost $83,226) ..........................          $ 87,545
Other Assets Less Liabilities ...............................             2,103

NET ASSETS ..................................................          $ 89,648

Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions ...          $    (26)
Net unrealized gain (loss) ..................................             4,319
Paid-in-capital applicable to 8,268,614 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized .......................            85,355

NET ASSETS ..................................................          $ 89,648

NET ASSET VALUE PER SHARE ...................................          $  10.84

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
COP    Certificates of Participation
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
HFA    Health Facility Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         8/31/98
Investment Income
Interest income .................................................       $ 2,146
Expenses
      Investment management .....................................           158
      Custody and accounting ....................................            49
      Shareholder servicing .....................................            34
      Prospectus and shareholder reports ........................            10
      Legal and audit ...........................................             6
      Registration ..............................................             3
      Trustees ..................................................             3
      Miscellaneous .............................................             1
      Total expenses ............................................           264
Net investment income ...........................................         1,882
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
      Securities ................................................           376
      Futures ...................................................            (7)
      Net realized gain (loss) ..................................           369
Change in net unrealized gain or loss on securities .............           404
Net realized and unrealized gain (loss) .........................           773
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........................................       $ 2,655

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                           6 Months        Year
                                                              Ended       Ended
                                                            8/31/98     2/28/98
Increase (Decrease) in Net Assets
Operations
      Net investment income ............................   $  1,882    $  3,580
      Net realized gain (loss) .........................        369           6
      Change in net unrealized gain or loss ............        404       1,792
      Increase (decrease) in net assets from operations       2,655       5,378
Distributions to shareholders
      Net investment income ............................     (1,882)     (3,580)
Capital share transactions *
      Shares sold ......................................      7,733      38,694
      Distributions reinvested .........................      1,339       2,480
      Shares redeemed ..................................    (11,138)    (30,814)
      Increase (decrease) in net assets from capital
      share transactions ...............................     (2,066)     10,360
Net Assets
Increase (decrease) during period ......................     (1,293)     12,158
Beginning of period ....................................     90,941      78,783
End of period ..........................................   $ 89,648    $ 90,941
*Share information
Shares sold ............................................        723       3,637
Distributions reinvested ...............................        125         234
Shares redeemed ........................................     (1,042)     (2,898)
Increase (decrease) in shares outstanding ..............       (194)        973

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 1998

================================================================================
NOTES TO FINANCIAL STATEMENTS
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NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Insured Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

       PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Purchases and sales of portfolio securities, other than short-term securities, aggregated $14,846,000 and $15,877,000, respectively, for the six months ended August 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $306,000, all of which expires in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

       At August 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $83,226,000, and net unrealized gain aggregated $4,319,000, all of which was related to appreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $27,000 was payable at August 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $5,000 of management fees were not accrued by the fund for the six months ended August 31, 1998, and $6,000 remains unaccrued from a prior period. Additionally, $123,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999.

       In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $62,000 for the six months ended August 31, 1998, of which $11,000 was payable at period-end.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m.
          ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.


     Automated 24-Hour Services

          TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).


ACCOUNT SERVICES

          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


          AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


     DISCOUNT BROKERAGE*

          INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information.


     INVESTMENT INFORMATION

          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

          DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

    *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
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STOCK FUNDS
--------------------------------------------------------------------------------
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New  Horizons***
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value***
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
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DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond+
International Bond

MONEY MARKET FUNDS++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.
+    Formerly named Global Government Bond.
++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In NewYork, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY OF NEW YORK, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION  MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Florida Insured Intermediate Tax-Free Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F91-051  8/31/98